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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 29, 2007 (May 23, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         ALBERTA, CANADA               001-32714             38-3324634
  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities.

        On May 23, 2007, Gastar Exploration Ltd. ("Gastar") closed the previously announced sale of 1,757,195 newly issued Gastar common shares at a price of $2.00 per share, or $3,514,390, to Chesapeake Energy Corporation ("Chesapeake"). Chesapeake elected to exercise its preemptive rights to acquire these shares as a result of Gastar's issuance of common shares to Navasota Resources, L.P. related to Gastar's sale of a portion of its undeveloped East Texas leasehold interest. Chesapeake has a preemptive right to purchase Gastar common shares in an amount that would maintain Chesapeake's percentage of Gastar's fully-diluted shares outstanding immediately following Gastar's issuance of new common shares. Chesapeake owns 16.4% of Gastar's 207,098,570 basic common shares outstanding following this issuance of new common shares to Chesapeake. There were no underwriters. The issuance of the common shares was exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act.

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure.

         On May 24, 2007, Gastar issued a press release announcing the sale of 1,757,195 newly issued Gastar common shares at a price of $2.00 per share to Chesapeake. This press release is attached as Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.

Exhibit No.                         Description of Document
-----------       --------------------------------------------------------------

     99.1 Press release dated May 24, 2007 reporting the sale of 1,757,195 newly issued Gastar common shares to Chesapeake.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GASTAR EXPLORATION LTD.


Date:  May 29, 2007           /s/ J. RUSSELL PORTER
                              --------------------------------------------------
                              J. Russell Porter
                              Chairman, President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                         Description of Document
-----------       --------------------------------------------------------------

     99.1 Press release dated May 24, 2007 reporting the sale of 1,757,195 newly issued Gastar common shares to Chesapeake.


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